UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2009

HSN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34061	26-2590893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 HSN Drive, St. Petersburg, FL	33729
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (727) 872-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On August 5, 2009 HSN, Inc. ("HSNi") announced its financial results for the six months ended June 30, 2009. A copy of HSNi's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The full text of the press release is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

          On August 5, 2009 HSNi announced its financial results for the six months ended June 30, 2009. A copy of HSNi's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The full text of the press release is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 5, 2009.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HSN, Inc.
Date: August 5, 2009	By: /s/ JUDY A. SCHMELING Judy A. Schmeling Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 5, 2009.